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                                                                    EXHIBIT 23.1

                 Consent of KBA Group LLP, Independent Auditors

We consent to the incorporation by reference in Registration Statements on Form S-8 (nos. 333-19323, 333-39354 and 333-39723) of our report dated August 13, 2003, with respect to the consolidated financial statements of Equidyne Corporation included in the Annual Report (Form 10-KSB) for the year ended July 31, 2003.


/s/ KBA GROUP LLP
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Dallas, Texas
August 20, 2003